Fees Summary	Oct. 27, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 500,000,000.00
Previously Paid Amount	0.00
Total Fee Amount	58,532.15
Total Offset Amount	0.00
Net Fee	$ 58,532.15
Final Prospectus	false